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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 20, 2000
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                        (Date of earliest event reported)


                            MEDICAL DISCOVERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Utah                           0-12627                  87-0407858
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(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)



                               738 Aspenwood Lane
                             Twin Falls, Idaho 83301
                                 (208) 736-1799
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         (Address of principal executive offices and telephone number, including area code)


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Item 4.       Changes in Registrant's Certifying Accountant.

         Effective as of December 20, 2000, Medical Discoveries, Inc. (the "Company") engaged Balukoff Lindstrom & Co. as its independent accountant. With the assistance of Balukoff Lindstrom & Co., the Company anticipates it will file its third quarter Form 10-QSB on or about January 12, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MEDICAL DISCOVERIES, INC.



                                        /s/ Judy Robinett
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                                            Judy Robinett
                                            Chief Executive Officer

Date:  December 21, 2000